AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF 2 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0005	07/22/2010	OS37946	

6. ISSUED BY CODE HHS	7. ADMINISTERED BY (If other than Item 6) CODE HHS
HHS/OS/ASPR/BARDA 330 Independence Ave, SW Room G640 Washington DC 20201	HHS/OS/ASPR/BARDA 330 Independence Ave, SW Room G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

CLEVELAND BIOLABS, INC. 202190
CLEVELAND BIOLABS, INC. 73 HIG
73 HIGH ST
BUFFALO NY 14203-1149

CODE 202190 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100200800059C

10B. DATED (SEE ITEM 13) 09/16/2008

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2010-1990087-25500

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual agreement of the Parties & FAR 52.217-7 Option for Increased Quantity-Separately Priced Line Items
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 20-0077155
DUNS Number: 136769820
SUMMARY OF CHANGES
This modification provides funding for the exercise of Option 4 and fully funds the contract including all options.

LIST OF CHANGES:

Obligated Amount for this Modification: $4,140,649.00
New Total Obligated Amount for this Award: $15,800,136.00
In Section I of the contract, FAR 52.232-20 Limitation of Funds (April 1984) is deleted and
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
John A. Marhofer, Jr. CFO		GLYNIS M. FISHER	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	7/22/10	Glynis M Fisher (Signature of Contracting Officer)	7/22/2010

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100200800059C/0005	PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR
CLEVELAND BIOLABS, INC. 202190

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	FAR 52.232-22 Limitation of Costs (Apr 1984) is substituted.				
	All other terms and conditions remain unchanged				
	Delivery: 10/15/2010 Delivery Location Code: OS-BARDA-SWITZER OS-BARDA-SWITZER 330 Independence Ave, SW, Rm G644 Washington DC 20201 US				
	Appr. Yr.: 2010 CAN: 1990087 Object Class: 25500 FOB: Destination				
	Add Item 11 as follows:				
11	Exercise CLIN 0006 (Option 4) for Cleveland BioLabs Inc Contract HHSO200800059C CAN 1990087 Amount: $4,140,649.00(Option Line Item)				0.00